Exhibit 10.1

FIRST AMENDMENT

TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of
August 12, 2013
among
GENESIS ENERGY, L.P.,
as the Borrower
and
The Lenders Party Hereto

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
BANK OF AMERICA, N.A. AND BANK OF MONTREAL,
as Co-Syndication Agents,
and
U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent

Exhibit 10.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of August 12, 2013, is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”) and the Lenders.
R E C I T A L S
A.    The Borrower, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Third Amended and Restated Credit Agreement dated as of July 25, 2012 (as further amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.
B.    The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this First Amendment refer to articles and sections of the Credit Agreement.
As used in this First Amendment, the following terms have the meaning specified below:
“First Amendment Effective Date” has the meaning assigned to such term in Section 4 hereof.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.01 (Defined Terms).
(a)    The definition of “Agreement” is hereby amended and restated in its entirety to read as follows:
“Agreement” means the Existing Credit Agreement, as amended and restated by this Third Amended and Restated Credit Agreement, as amended by the First Amendment, as the same may be amended, modified, restated, or replaced from time to time, and any annexes, exhibits and schedules to any of the foregoing.

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Exhibit 10.1

(b)    The definition of “Excluded Property” is hereby amended and restated in its entirety to read as follows:
“Excluded Property” means any (a) tract, or group of related tracts, of Real Property acquired by the Borrower or any Restricted Subsidiary (other than from a Borrower Party) after the date of this Agreement having a fair market value (when including the fair market value of improvements thereon) on the acquisition date thereof of less than $10,000,000 in the aggregate for such group; provided, however, that with respect to projects undertaken in connection with Organic Growth, the term “acquisition date” shall mean the “in-service” date of the relevant project, (b) vehicles, aircraft and other goods covered by a certificate of title, (c)(i) marine vessels owned on the Effective Date and each marine vessel purchased or otherwise acquired by any Borrower Party after the Effective Date if the consideration paid by such Borrower Party in the transaction or group of related transactions related to such acquisition is less than $10,800,000, (ii) marine vessels acquired pursuant to the Hornbeck Acquisition and (iii) Vessels Under Construction, (d) rights in or to letters of credit (including letter of credit rights (as defined in the UCC)), (e) the Excluded Accounts, (f) Property subject to a Lien permitted pursuant to Section 6.02(f) or (h) (so long (and only so long) as the documents evidencing the Indebtedness secured thereby and permitted pursuant to Section 6.01(h) or (g), respectively, prohibit Liens thereon securing the Secured Obligations) and (g) the Sterling Assets to the extent the fair market value thereof does not exceed $30,000,000, the Permitted JV Accounts and the Wharton and Duval County Properties.
(c)    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“First Amendment” means the First Amendment to Third Amended and Restated Credit Agreement, dated as of August 12, 2013, among the Borrower, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.
“Hornbeck Acquisition” means the asset purchase contemplated to be made pursuant to that certain Asset Purchase Agreement, dated as of July 22, 2013, by and between Hornbeck Offshore Transportation, LLC and Genesis Marine, LLC, as amended from time to time prior to the closing of such transaction.
“Vessels Under Construction means the marine vessels under construction pursuant to that certain Construction Contract No. 9189, dated April 3, 2013, by and between Genesis Marine, LLC and Jeffboat LLC.
Section 3.    Waiver of Time Period. Pursuant to clause (k) of the definition of Permitted Acquisition in the Credit Agreement, the Borrower is required to deliver a certificate in respect of

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Exhibit 10.1

each applicable Permitted Acquisition at least seven Business Days prior to the proposed date of consummation of such Permitted Acquisition. Solely in respect of the Hornbeck Acquisition (as defined above), each of the Lenders signatory hereto hereby agrees to reduce such seven Business Day prior delivery requirement to two Business Days.
Section 4.    Conditions Precedent. This First Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
4.1    Counterparts. The Administrative Agent shall have received from the Required Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment.
4.2    Fees. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Loan Documents, as amended by this First Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the First Amendment Effective Date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this First Amendment, no Default will have occurred and be continuing.
5.3    Loan Document. This First Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are "Loan

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Exhibit 10.1

Documents" as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
5.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[signature pages follow]

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	GENESIS ENERGY, L.P.
By: GENESIS ENERGY, LLC, its general partner

By: /s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Exhibit 10.1

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Issuing
Bank and a Lender

By: /s/ Rachel Bowman
Name: Rachel Bowman
Title: Assistant Vice President

Exhibit 10.1

Bank of America, N.A., as a Lender

By: /s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

Exhibit 10.1

BMO Harris Financing, Inc., as a Lender

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

Exhibit 10.1

Citibank, N.A., as a Lender

By: /s/ Mason McGurrin
Name: Mason McGurrin
Title: Vice President

Exhibit 10.1

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Michael Getz
Name: Michael Getz
Title: Vice President

For Lenders requiring an additional signatory:

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

Exhibit 10.1

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Exhibit 10.1

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Exhibit 10.1

SCOTIABANC INC., as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Exhibit 10.1

Compass Bank, as a Lender

By: /s/ Ian Payne
Name: Ian Payne
Title: Vice President

Exhibit 10.1

REGIONS BANK, as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Vice President

Exhibit 10.1

ABN AMRO Capital USA LLC, as a Lender

By: /s/ David Montgomery
Name: David Montgomery
Title: Executive Director

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Vice President

Exhibit 10.1

AMEGY BANK NATIONAL ASSOCATION, as a Lender

By: /s/ Thomas Kleiderer
Name: Thomas Kleiderer
Title: Vice President

Exhibit 10.1

Cadence Bank N.A, as a Lender

By: /s/ William W. Brown
Name: William W. Brown
Title: Senior Vice President

Exhibit 10.1

COMERICA BANK, as a Lender

By: /s/ Paul J. Edmonds
Name: Paul J. Edmonds
Title: Senior Vice President

Exhibit 10.1

Sovereign Bank, N.A., as a Lender

By: /s/ Gilbert Torres
Name: Gilbert Torres
Title: Senior Vice President

By: /s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

Exhibit 10.1

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Exhibit 10.1

Trustmark National Bank, as a Lender

By: /s/ Michael N. Oakes
Name: Michael N. Oakes
Title: Senior Vice President